Exhibit 10(ai)

FIRST VIRGINIA BANKS, INC.

1983 DIRECTORS’ DEFERRED COMPENSATION PLAN

FIRST VIRGINIA BANKS, INC.

1983 DIRECTORS’ DEFERRED COMPENSATION PLAN

TABLE OF CONTENTS

Page No.
ARTICLE I.
Purpose of the Plan - Effective Date
Section 1.01 - Purpose	1
Section 1.02 - Effective Date	1
ARTICLE II.
Definitions
Section 2.01 - Beneficiary	1
Section 2.02 - Board of Directors	1
Section 2.03 - Committee	1
Section 2.04 - Corporation	1
Section 2.05 - Deferred Compensation Agreement	2
Section 2.06 - Director	2
Section 2.07 - Director’s Fees	2
Section 2.08 - Employee	2
Section 2.09 - Insurance Company	2
Section 2.10 - Officer	2
Section 2.11 - Participant	2
Section 2.12 - Plan	2
Section 2.13 - Plan Year	3
Section 2.14 - Policy	3
Section 2.15 - Reduction Period	3
ARTICLE III.
Administration
Section 3.01 - Administration	3
ARTICLE IV.
Eligibility
Section 4.01 - Eligibility	4
ARTICLE V.
Participation and Deferral
Section 5.01 - Participation	4
Section 5.02 - Deferral of Director’s Fees	5
ARTICLE VI.
Benefits
Section 6.01 - Deferred Compensation Benefits	5
Section 6.02 - Survivor Benefits Before Payments Begin Under the Plan	6

Section 6.03 - Survivor Benefits After Payments Begin Under This Plan	6
Section 6.04 - Change in Control	6
ARTICLE VII.
Termination of Participation
Section 7.01 - Termination of Participation	7
ARTICLE VII.
Discretionary Purchase of Policies
Section 8.01 - Discretionary Purchase of Policies	7
Section 8.02 - Interest of Participant	7
ARTICLE VIII.
Termination and Amendment
Section 8.01 - Termination and Amendment	7
ARTICLE IX.
Miscellaneous Provisions
Section 9.01 - Nonalienation of Benefits	8
Section 9.02 - Withholding	8
Section 9.03 - Gender and Number	8
Section 9.04 - Titles and Headings	8
Section 9.05 - Governing Law	8
Section 9.06 - Separability Clause	8

FIRST VIRGINIA BANKS, INC.

1986 DIRECTORS’ DEFERRED COMPENSATION PLAN

(As Amended and Restated on September 26, 1990)

PURPOSE OF THE PLAN - EFFECTIVE DATE

Purpose

The purpose of this Plan is to provide each eligible Director of First Virginia Banks, Inc. with the opportunity to receive deferred compensation and to provide for the payment of survivor benefits in the event of his death. An additional purpose is to establish a method of paying Director’s compensation that will aid First Virginia Banks, Inc. in continuing to attract and retain as members of their Board of Directors persons whose abilities, experience and judgment can contribute to the continued progress of First Virginia Banks, Inc.

Section 1.02 - Effective Date

This Plan shall be effective January 1, 1986.

DEFINITIONS

Beneficiary

Shall mean either the Primary Beneficiary or the Secondary Beneficiary as those terms are defined herein.

Board of Directors

Shall mean the Board of Directors of the Corporation, sometimes referred to as the Board.

Committee

Shall mean the Executive Committee of the Board.

Corporation

Shall mean First Virginia Banks, Inc. and its successors and assigns.

Deferred Compensation Agreement

Shall mean a written agreement between a Participant and the Corporation, pursuant to which a Participant agrees to a deferral of his Director’s Fees and the Corporation agrees to pay deferred compensation (or a survivor benefit) in accordance with the terms of the Plan and the agreement.

Director

Shall mean a regular bylaw member of the Board or a regular member of the Senior Advisory Board of the Corporation.

Director’s Fees

Shall mean any compensation, whether for Board meetings, committee meetings or otherwise, earned for services rendered to the Corporation by a Director in any capacity as an individual during a particular Plan Year in which he is a Participant, but includes only compensation earned during those Plan Years designated in his Deferred Compensation Agreement.

Employee

Shall mean an individual who is employed by the Corporation or any of its subsidiaries and who is on the payroll of the Corporation or a subsidiary.

Insurance Company

Shall mean any legal reserve life insurance company which shall issue a Policy in accordance with Article VII of this Plan.

Officer

Shall mean an Officer of the Corporation, or any of its subsidiaries, as the term Officer is defined in the bylaws or governing resolutions of the Corporation or any applicable subsidiary.

Participant

Shall mean a Director who is eligible and becomes covered under Articles IV and V of this Plan. Once a Director becomes a Participant, he shall continue to be a Participant even though he is serving as a member of the Senior Advisory Board of the Corporation and no longer serves as a bylaw Director.

Personal Representative

Shall mean the Executor or Personal Representative appointed in the Last Will and Testament of the Participant, Primary Beneficiary or Secondary Beneficiary as appropriate. In the absence of such a will being admitted to probate within one year from the date of death of the Participant, Primary or Secondary Beneficiary, then “Personal Representative” shall mean the administrator or personal representative of the decedent appointed by a court of competent jurisdiction.

Plan

Shall mean the Corporation’s 1986 Directors’ Deferred Compensation Plan as set forth herein and as it may be amended from time to time.

Plan Year

Shall mean a twelve (12) consecutive month period which shall begin on January 1 and end on December 31.

Policy

Shall mean any life insurance policy purchased by the Corporation on the life of a Participant.

Primary Beneficiary

Shall mean the person or persons designated as the Primary Beneficiary by a Participant in a Designation of Beneficiary Form filed with the Corporation’s Secretary to receive payment under the Plan after Participant’s death.

Reduction Period

Shall mean the period of five (5) consecutive Plan Years, the first period beginning January 1, 1986 and ending on December 31, 1990, except that with respect to Director E. Cabell Brand, the Reduction Period for the first period shall mean a period of six Plan Years beginning January 1, 1986 and ending on December 31, 1991. The Committee shall be able to designate as many Reduction Periods as it wants during which deferrals may be made.

Secondary Beneficiary

Shall mean the person or persons designated as Secondary Beneficiary by a Participant in a Designation of Beneficiary Form filed with the Corporation’s Secretary to receive payments under the Plan if the Participant’s Primary Beneficiary is not alive at Participant’s death.

ADMINISTRATION

Administration

This Plan will be administered by and under the direction of the Committee. The Committee shall adopt, and may from time to time modify or amend, such rules and guidelines consistent herewith as it deems necessary or appropriate for carrying out the provisions and purposes of the Plan, which, upon its adoption and so long as in effect, shall be deemed a part hereof to the same extent as if set forth in the Plan (hereinafter referred to as the “Administrative Guidelines”). If any matter pertaining to the individual participation of a member of the Committee comes up for action of the Committee, that member shall be disqualified to act upon the particular matter, which matter shall be resolved by the remaining members of the Committee. Any interpretation and construction by the Committee of any provision of, and the determination of any question arising under, the Plan, the Administrative Guidelines, and any Deferred Compensation Agreement under the Plan, shall be final and conclusive.

The Corporation shall maintain accurate bookkeeping accounts with respect to each Participant’s Compensation credited and deferred under his Election Form.

ELIGIBILITY

Eligibility

Each Director who is not a current Employee of the Corporation or of a subsidiary of the Corporation, who satisfies such medical requirements as the Committee may impose, and who enters into a Deferred Compensation Agreement, shall be eligible to participate in the Plan.

PARTICIPATION AND DEFERRAL

Participation

An eligible Director may become a Participant by completing a Deferred Compensation Agreement and filing it with the Corporation’s Secretary prior to the beginning of a Plan Year. The effective date of participation will be the first day of the Plan Year after the Deferred Compensation Agreement has been filed. In the Deferred Compensation Agreement, the Participant must indicate: (a) the amount of Director’s Fees the Participant wishes to defer (which must be at least One Thousand Dollars ($1,000), and must be in multiples of One Thousand Dollars ($1,000)), and (b) the three specific Plan Years during the Reduction Period the Participant wishes to defer. A Participant may redesignate the three specific Plan Years during the Reduction Period in which he wishes to defer by entering into a new Deferred Compensation Agreement and redesignating the new Plan Years on the new Deferred Compensation Agreement, provided, however, that the new Deferred Compensation Agreement is executed prior to the beginning of a redesignated Plan Year. In this case, the new Deferred Compensation Agreement would amend the old Agreement. Otherwise, the Deferred Compensation Agreement is irrevocable and may not be amended prior to the completion of the deferrals.

A Participant may increase the amount deferred by entering into a new Deferred Compensation Agreement for the increased amount, subject to approval of the Committee. Execution of a new Deferred Compensation Agreement will result in a new Reduction Period for the increased deferral amount. A new Deferred Compensation Agreement will be in addition to, and not supersede, any existing Deferred Compensation Agreement. Participation in the Plan will be determined separately for each Deferred Compensation Agreement.

Deferral of Director’s Fees

The Corporation shall defer payment of the Participant’s Director’s Fees in the manner and amount as stated in his Deferred Compensation Agreement. Deferrals shall cease automatically once a Participant has deferred his Director’s Fees for the total amount specified in his Deferred Compensation Agreement.

BENEFITS

Deferred Compensation Benefits

Provided that a Participant has made sufficient deferrals for at least one Plan Year, he shall be entitled to deferred compensation benefits equal to the amounts specified in his Deferred Compensation Agreement multiplied by the ratio (expressed to the nearest thousandth of a percent) of: (a) the amount of deferrals the Participant has made pursuant to the terms of his Deferred Compensation Agreement to (b) the total amount of deferrals the Participant agreed to make in his Deferred Compensation Agreement. At the election of the Participant, deferred compensation benefits shall be paid a lump sum or in equal annual installments over a period of five, ten or fifteen years. A Participant must make his election as to how he wishes to receive his deferred compensation benefits 45 days prior to the date the first installment (or lump sum payment) is to begin. The first installment (or lump sum payment) shall be made on the later of: (a) the first day of the month following the last day of the Reduction Period or (b) the first day of the month following the Director’s sixty-fifth (65th) birthday, and subsequent installments, if any, shall be made on the same day of each subsequent year.

Termination of Participation

A Participant’s participation will be terminated under the Plan only by a Participant’s failure to complete deferrals for the first Plan Year designated by Participant in his Deferred Compensation Agreement (or amended Deferred Compensation Agreement) as the first Plan Year to defer, for any reason other than death. If a Participant’s participation is terminated, then he shall receive a lump sum payment of the total amount of his Director’s Fees deferred within sixty (60) days after the first day of the month following his termination of participation and shall not be entitled to any of the benefits under this Plan. The effective date of termination shall be the date that the Participant’s status as a Director is terminated prior to completing deferrals for at least one Plan Year; otherwise the date of termination shall be the first date of the next Plan Year following the first Plan Year designated by Participant as the first Plan Year to defer.

Survivor Benefits Before Payments Begin Under the Plan

Provided that a Participant’s participation in the Plan has not been terminated and Participant has not been paid any deferred compensation benefits under Section 6.01 of this Plan, then, upon Participant’s death, Participant’s Primary Beneficiary (or Secondary Beneficiary or Personal Representative, as the case may be) shall be entitled to receive the survivor benefits specified in Participant’s Deferred Compensation Agreement multiplied by the ratio (expressed to the nearest thousandth of a percent) of: (a) the amount of deferrals the participant has made pursuant to the terms of his Deferred Compensation Agreement to (b) the total amount of deferrals the Participant agreed to make in his Deferred Compensation Agreement. These survivor benefits-shall be paid over a period of fifteen years or, at the request of Participant’s Beneficiary (or Personal Representative) and with the approval of the Committee, these survivor benefits may be paid in a lump sum or over a period of five or ten years. The first payment (whether a lump sum payment or first installment) shall be made as of the first day of the second month following the Participant’s death and any subsequent payments shall be made on the same day of each subsequent year.

If Participant’s Primary Beneficiary or Secondary Beneficiary are not alive on the date of Participant’s death, then payments shall be made to Participant’s Personal Representative. If Participant’s Primary Beneficiary should die after the commencement of payments to him, then the balance of the payments shall be paid to the Secondary Beneficiary. If the Secondary Beneficiary is not alive at the time of the Primary Beneficiary’s death, then the balance of the payments shall be made to the Personal Representative of the Primary Beneficiary. If the Secondary Beneficiary dies after payments have commenced to him, then the balance of the payments due shall be made to the Personal Representative of the Secondary Beneficiary.

Survivor Benefits After Payments Begin Under This Plan

If a Participant should die after having been paid at least one installment under Section 6.01 of this Plan, the Participant’s Primary Beneficiary (or Secondary Beneficiary or Personal Representative, as the case may be) shall be entitled to receive the remaining installments payable to Participant under Section 6.01 at the same time and in the same manner as Participant would have received them. At the request of Participant’s Beneficiary (or Personal Representative) and with the approval of the Committee, Participant’s Beneficiary (or Personal Representative) may receive these remaining installments over a shorter period of time or receive them as a lump sum payment.

If Participant’s Primary Beneficiary or Secondary Beneficiary are not alive on the date of Participant’s death, then the remaining payments will be made to Participant’s Personal Representative. If Participant’s Primary Beneficiary should die after the commencement of payments to him, then the balance of the payments shall be paid to the Secondary Beneficiary. If the Secondary Beneficiary is not alive at the time of the Primary Beneficiary’s death, then the balance of the payments shall be made to the Personal Representative of the Primary Beneficiary. If the Secondary Beneficiary dies after payments have commenced to him, then the balance of the payments due shall be made to the Personal Representative of the Secondary Beneficiary.

DISCRETIONARY PURCHASE OF POLICIES

Discretionary Purchase of Policies

The Corporation may, but shall not be required to, offset its obligations under this Plan through the purchase of life insurance on the life of each Participant. Each Participant agrees to cooperate in the securing of life insurance on the Participant’s life by furnishing such information as the Corporation and the Insurance Company may require, taking such physical examinations as may be necessary and taking any other such action as may be requested by the Corporation and the Insurance Company to obtain such insurance coverage. If the Participant refuses to cooperate in the securing of life insurance, the Corporation shall have no further obligation under this Plan.

Interest of Participant

Neither the Participant nor any Beneficiary shall have any interest in any Policy purchased under Section 7.01 nor in any other assets of the Corporation. The Participant’s and Beneficiary’s only interest hereunder shall be the right to receive the benefits provided under the Plan. Nothing in this Plan shall be construed as the creation by the Corporation of an escrow account or trust fund or as any other form of asset segregation, it being the intention and understanding of the parties that the Corporation’s obligations under this Plan shall be unfunded and that the Participant and any Beneficiary shall, as to claims under this Plan, be no more than a general creditor of the Corporation.

TERMINATION AND AMENDMENT

Termination and Amendment

The Board of Directors of the Corporation reserves in its sole and exclusive discretion the right at any time, and from time to time, to amend this Plan in any respect or terminate this Plan without restriction and without the consent of any Participant, Primary Beneficiary, or Secondary Beneficiary, provided, however, that neither termination nor any amendment of the Plan may, without written approval of a Participant, reduce or terminate any benefit to or in respect of a Participant under this Plan.

MISCELLANEOUS PROVISIONS

Nonalienation of Benefits

No benefits payable hereunder may be assigned, pledged, mortgaged or hypothecated and, to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

Withholding

Deferrals by a Participant under this Plan and payments made by the Corporation under this Plan shall be subject to withholding at the time of such deferral or payment, as shall be required under any income tax or other law, whether of the United States or any other jurisdiction.

Gender and Number

The masculine pronoun wherever used herein shall include the feminine gender and the feminine the masculine, and the singular number as used herein shall include the plural and the plural the singular, unless the context clearly indicates a different meaning.

Titles and Headings

The titles to Articles and headings of Sections or subsections of this Plan are for convenience of reference and, in case of any conflict, the text of the Plan, rather than titles and headings, shall control.

Governing Law

The validity, construction and effect of the provisions of this Plan in all respects shall be governed and regulated according to and by the laws of the Commonwealth of Virginia and to the extent the laws of the Commonwealth of Virginia are superseded by the laws of the United States of America, by the laws of the United States of America.

Separability Clause

The invalidity or unenforceability of any provision of this Plan shall in no way affect the validity or enforceability of any other provision.

EXTRACT FROM MINUTES

OF

MEETING OF DIRECTORS

CONTAINING

FIRST AMENDMENT

TO

1983 DIRECTORS’ DEFERRED

COMPENSATION PLAN

The undersigned, being the Secretary of FIRST VIRGINIA BANKS, INC., hereinafter referred to as the Corporation, a Virginia corporation with principal office located at One First Virginia Plaza, 6400 Arlington Boulevard, Falls Church, Virginia 22046, does hereby certify that the following Resolutions were adopted by the Board of Directors of the Corporation at a meeting duly held on January 25, 1984, at which a quorum was present:

W I T N E S S E T H

WHEREAS, effective December 21, 1983, the Corporation established the 1983 DIRECTORS’ DEFERRED COMPENSATION PLAN to provide each eligible Director of the Corporation with the opportunity to receive deferred compensation (or survivor benefits in lieu thereof); and

WHEREAS, the Corporation, under the provisions of the Plan is authorized to amend the Plan at any time and from time to time; and

WHEREAS, the Corporation is desirous of amending the Plan;

NOW, THEREFORE, the premises considered,

BE IT

RESOLVED, That the 1983 DIRECTORS’ DEFERRED COMPENSATION PLAN be, and the same is, hereby amended, effective December 21, 1983, in the following respect:

ARTICLE VI

Section 6.01(b) - Amended by striking the word, symbols and number “seven (7)” in the last sentence and substituting in lieu thereof the following word, symbols and number: “five (5)”.

IN GENERAL

Any provision of the aforesaid Plan inconsistent with the foregoing change is hereby amended to be consistent therewith.

AND BE IT

FURTHER RESOLVED, That the Secretary of the Corporation be, and he is, hereby authorized and directed to notify the Directors affected by the foregoing change of the change made in the Plan by the foregoing Resolution.

FIRST VIRGINIA BANKS, INC.

FALLS CHURCH, VIRGINIA

EXTRACT FROM MINUTES

OF

MEETING OF DIRECTORS

CONTAINING

SECOND AMENDMENT

TO

AND AUTHORIZING THE PARTICIPATION OF

FIRST VIRGINIA LIFE INSURANCE COMPANY

UNDER THE

1983 DIRECTORS’ DEFERRED

COMPENSATION PLAN

The undersigned, being the Secretary of FIRST VIRGINIA BANKS, INC., hereinafter referred to as the Corporation, a Virginia corporation with principal office located at One First Virginia Plaza, 6400 Arlington Boulevard, Falls Church, Virginia 22046, does hereby certify that the following Resolutions were adopted by the Board of Directors of the Corporation at a meeting duly held on May 23, 1984, at which a quorum was present:

W I T N E S S E T H

WHEREAS, effective December 21, 1983, the Corporation established the 1983 DIRECTORS’ DEFERRED COMPENSATION PLAN to provide each eligible Director of the Corporation with the opportunity to receive deferred compensation (or survivor benefits in lieu thereof); and

WHEREAS, the Corporation, under the provisions of the Plan, is authorized to amend the Plan at any time and from time to time, which right has been exercised on one occasion; and

WHEREAS, the Corporation is desirous of amending the Plan;

NOW, THEREFORE, the premises considered,

BE IT

RESOLVED, That the 1983 DIRECTORS’ DEFERRED COMPENSATION PLAN be, and the same is, hereby amended, effective May 23, 1984, in the following respects:

ARTICLE II

Section 2.04 - Amended by adding at the end thereof the following: “, except that the term ‘Corporation’ as used in Sections 2.02, 2.07, 2.08, 2.10 and 4.01 shall mean FIRST VIRGINIA BANKS, INC., and its successors and assigns and any non-banking subsidiary of FIRST VIRGINIA BANKS, INC. that was formed pursuant to Section 4(c)(8) of the Bank Holding Company Act which shall agree to adopt this Plan as provided in Section 9.02”.

ARTICLE V

Section 5.02 - Amended by adding between the first and second sentence thereof, the following new sentence: “In addition, if a subsidiary of FIRST VIRGINIA BANKS, INC. as described in Section 2.04 should adopt this Plan at any time during any Plan Year, it shall automatically begin deferring payment of the Participant’s Director’s Fees earned after the effective date of its adoption of the Plan.”

ARTICLE IX

Article IX - Amendment by adding at the end thereof the following new Heading and Section:

“Section 9.02 - Adoption of Plan -”

“Adoption of this Plan to cover its Directors by any non-banking subsidiary of FIRST VIRGINIA BANKS, INC. that was formed pursuant to Section 4(c)(8) of the Bank Holding Company Act shall be evidenced by a resolution of its governing body and by a resolution of the Board of Directors of FIRST VIRGINIA BANKS, INC. authorizing the participation of such subsidiary under the Plan.”

IN GENERAL

Any provision of the aforesaid Plan inconsistent with the foregoing changes is hereby amended to be consistent therewith.

BE IT

FURTHER RESOLVED, That FIRST VIRGINIA LIFE INSURANCE COMPANY be, and it is, hereby authorized to adopt the 1983 DIRECTORS’ DEFERRED COMPENSATION PLAN, subject to agreement by its Board of Directors to pay to the Corporation the Director’s Fees deferred under said Plan as soon as practicable after said Director’s Fees are deferred.

AND BE IT

FURTHER RESOLVED, That the Secretary of the Corporation be, and he is, hereby authorized and directed to notify the Directors affected by the foregoing changes of the changes made in the Plan by the foregoing Resolutions.

FIRST VIRGINIA BANKS, INC.

1983 DIRECTORS’ DEFERRED COMPENSATION PLAN

Purpose of the Plan - Effective Date

Purpose. The purpose of this Plan is to provide each eligible Director of FIRST VIRGINIA BANKS, INC. with the opportunity to receive deferred compensation and to provide for the payment of survivor benefits in the event of his death before the date on which deferred compensation payments are scheduled to commence under the Plan. An additional purpose is to establish a method of paying Director’s compensation that will aid FIRST VIRGINIA BANKS, INC. in continuing to attract and retain as members of their Board of Directors persons whose abilities, experience and judgment can contribute to the continued progress of FIRST VIRGINIA BANKS, INC.

Effective Date. This Plan shall be effective December 21, 1983.

Definitions

Beneficiary. Shall mean the person or persons (including a contingent beneficiary) designated by a Participant as provided in Sections 6.02 and 6.03 to receive payments under the Plan after the Participant’s death.

Board of Directors. Shall mean the Board of Directors of the Corporation, sometimes referred to as the Board.

Committee. Shall mean the Executive Committee of the Board.

Corporation. Shall mean FIRST VIRGINIA BANKS, INC., and its successors and assigns.

Deferred Compensation Agreement. Shall mean a written agreement between a Participant and the Corporation, pursuant to which, a Participant agrees to a deferral of his Director’s Fees and the Corporation agrees to pay deferred compensation (or a survivor benefit in lieu thereof) in accordance with the terms of the Plan and the agreement.

Director. Shall mean a regular member of the Board.

Director’s Fees. Shall mean any compensation, whether for Board meetings, committee meetings or otherwise, earned for services rendered to the Corporation by a Director in any capacity as an individual during a particular Plan Year in which he is a Participant, but includes only compensation earned on or after the effective date of his election to participate.

Employee. Shall mean an individual who is employed by the Corporation or any of its subsidiaries.

Insurance Company. Shall mean any legal reserve life insurance company which shall issue a Policy in accordance with ARTICLE VIII of this Plan.

Officer. Shall mean an Officer of the Corporation, or any of its subsidiaries, as the term Officer is defined in the bylaws or governing resolutions of the Corporation or any applicable subsidiary.

Participant. Shall mean a Director who is eligible and becomes covered under ARTICLES IV and V of this Plan.

Plan. Shall mean the Corporation’s 1983 Directors’ Deferred Compensation Plan, as set forth herein and as it may be amended from time to time.

Plan Year. Shall mean a twelve (12) consecutive month period which shall begin on December 21 and end on December 20.

Policy. Shall mean any life insurance policy purchased by the Corporation on the life of a Participant.

Reduction Period. Shall mean the period of seven (7) Plan Years following the effective date of a Participant’s Deferred Compensation Agreement under this Plan.

Administration

Administration. This Plan will be administered by and under the direction of the Committee. The Committee shall adopt, and may from time to time modify or amend, such rules and guidelines consistent herewith as it deems necessary or appropriate for carrying out the provisions and purposes of the Plan, which, upon its adoption and so long as in effect, shall be deemed a part hereof to the same extent as if set forth in the Plan (hereinafter referred to as the “Administrative Guidelines”). Any interpretation and construction by the Committee of any provision of, and the determination of any question arising under, the Plan, the Administrative Guidelines, and any Deferred Compensation Agreement under the Plan, shall be final and conclusive.

The Corporation shall maintain accurate bookkeeping accounts with respect to each Participant’s Director’s Fees credited and deferred under his Deferred Compensation Agreement.

Eligibility

Eligibility. Each Director who is not a current Officer or Employee of the Corporation or of a subsidiary of the Corporation, who satisfies such medical requirements as the Committee may impose, and who enters into a Deferred Compensation Agreement, shall be eligible to participate in the Plan.

Participation and Deferral

Participation. An eligible Director may become a Participant effective only on the first day of a Plan Year. An eligible Director becomes a Participant by entering into a Deferred Compensation Agreement. The Deferred Compensation Agreement must be executed and filed with the Corporation’s Secretary before the Board meeting that occurs on or after the first day of the Plan Year for which Director’s Fees are to be earned and deferred. Execution of the Deferred Compensation Agreement will constitute an election to participate.

An election to participate must be made with respect to a stated amount (which must be at least One Thousand Dollars ($1,000) and must be in multiples of One Thousand Dollars ($1,000)) of Director’s Fees to be earned for any Plan Year covered in the election to participate. An election to participate, once filed, is irrevocable for the Plan Year in which it is filed. An election to participate, once filed, applies to Director’s Fees earned in later Plan Years in which a Participant serves as a Director, unless revoked by written notice to the Corporation’s Secretary within thirty (30) days before the Plan Year.

The amount deferred for each Plan Year for which deferrals are to be made during the Reduction Period shall equal the amount specified in the Participant’s initial Deferred Compensation Agreement. However, a Participant may increase the amount deferred by entering into a new Deferred Compensation Agreement for the increased amount, subject to the approval of the Committee. Execution of a new Deferred Compensation Agreement will result in a new Reduction Period for the increased deferral amount. A new Deferred Compensation Agreement will be in addition to, and not supersede, any existing Deferred Compensation Agreement. Participation in the Plan will be determined separately for each Deferred Compensation Agreement.

Deferral of Director’s Fees. The Corporation shall defer payment of the Participant’s Director’s Fees as stated in his election to participate during any Plan Year in which a Participant has an election to participate in effect. Deferrals shall not be made during any Plan Year for which a Participant has made an election not to have deferrals made. A Participant may elect within thirty (30) days before each Plan Year not to have his Director’s Fees deferred during the next Plan Year by so notifying (in writing) the Corporation’s Secretary. A Participant may reinstitute the deferral as of the beginning of any subsequent Plan Year if he so notifies the Corporation’s Secretary in writing within thirty (30) days prior to the-beginning of such Plan Year. Deferrals shall cease automatically once a Participant has deferred his Director’s Fees for the minimum number of Plan Years required to be entitled to deferred compensation. benefits under Section 6.01.

Benefits

Deferred Compensation Benefits.

If a Participant is less than sixty-eight (68) years old prior to the May 1 preceding the effective date of his Deferred Compensation Agreement, and he defers his Director’s Fees for at least four (4) Plan Years within the seven (7) Plan Years beginning coincident with or immediately succeeding the effective date of his Deferred Compensation Agreement, he shall be entitled to receive fifteen (15) equal annual payments from the Corporation in the amount specified in his Deferred Compensation Agreement. The first payment shall be made on the later of the first day of the month seven (7) Plan Years following the effective date of his Deferred Compensation Agreement or the first day of the month following the Director’s sixty-fifth (65th) birthday, and subsequent payments shall be made on the same day of each subsequent year.

If a Participant is sixty-eight (68) years old or older prior to the May 1 preceding the effective date of his Deferred Compensation Agreement, and he defers his Director’s Fees for the lesser of four (4) Plan Years or the period of time remaining before he cannot stand for reelection to the Board (but not less than two (2) Plan Years), he shall be entitled to receive ten (10) equal annual payments from the Corporation in the amount specified in his Deferred Compensation Agreement. The first payment shall be made on the first day of the month five (5) Plan Years following the effective date of his Deferred Compensation Agreement, and subsequent payments shall be made on the first day of each subsequent Plan Year.

If there is a change in control of the Corporation and a Participant’s service on the Board is terminated within one (1) year before the change in control or any time after the change in control and he has not made the deferments required under Section 6.01(a) or (b), as applicable, he shall nevertheless receive the benefits specified in paragraph (h) of his Deferred Compensation Agreement. Regardless of the above, this provision shall not be effective if a Director terminates his participation in the Plan before his Service on the Board is terminated.

If a Participant’s participation is terminated under Section 7.01 of this Plan, he shall receive a lump sum payment of the total amount of his Director’s Fees deferred plus interest payable at six percent (6%) per annum compounded annually, computed from the first day of the Plan Year succeeding the date of deferral and ending on the December 20 preceding the date of payment. If the Participant’s participation under the Plan is terminated because of the termination of his status as a Director, payment shall be made within sixty (60) days after his termination of participation. If the Participant’s participation under the Plan is terminated because of his failure to make deferments in enough years to make it possible to make the deferments required under Section 6.01(a) or (b), as applicable, payment shall be made on the first day of the month seven (7) Plan Years following the effective date of his Deferred Compensation Agreement, unless the Committee in its sole discretion decides to make the payment at an earlier date.

Survivor Benefits Before Payments Begin Under the Plan. If a Participant dies before payments commence under the Plan either while still a Director or after he has ceased to be a Director but after he has made the deferments required under Section 6.01(a) or (b), as applicable, the Participant’s Beneficiary shall be entitled to receive the survivor benefits specified in the Participant’s Deferred Compensation Agreement. If a Participant does not make the deferments required under Section 6.01(a) or (b), as applicable, as a result of a change in control as defined in Section 6.04 of this Plan and payments have not yet commenced to the Participant as of the date of his death, his Beneficiary shall nevertheless be entitled to receive survivor benefits specified in the Participant’s Deferred Compensation Agreement. The first payment shall be made as of the first day of the second month following the Participant’s death, and subsequent payments shall be made on the same day of each subsequent year.

Survivor Benefits After Payments Begin Under This Plan. If a Participant dies after payments begin under the Plan, the Corporation shall pay to the Participant’s Beneficiary the remaining payments payable under Section 6.01 of the Plan.

Change in Control. A change in control shall mean a change of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (hereinafter called the Act) or similar reporting requirement; provided that, without limitation, a change in control shall be deemed to have occurred if any person (as that term is defined in Section 13(d) and 14(d) of the Act) other than the Corporation or any present Director or Officer of the Corporation is or becomes the beneficial owner (as that term is defined in Rule 13d-3 under the Act or similar rule), directly or indirectly, of securities representing twenty-five percent (25%) or more of the voting power of the Corporation’s then outstanding securities or if during any two (2) consecutive years the individuals who constitute the Board of Directors of the Corporation at the beginning of such period should cease to constitute a majority of the Board, unless the election of each subsequent Director has been approved in advance by Directors representing at least two-thirds (2/3) of the Directors then in office who were Directors at the beginning of the two (2) year period.

Termination of Participation

Termination of Participation. The failure of a Participant to make deferments in enough years to make it possible to make the deferments required under Section 6.01(a) or (b), as applicable, or the termination of a Participant’s status as a Director for any reason other than death or change in control, as defined in Section 6.04 of this Plan, before he has made the deferments required under Section 6.01(a) or (b), as applicable, shall result in the termination of his Agreement and his participation in the Plan.

Discretionary Purchase of Policies

Discretionary Purchase of Policies. The Corporation may, but shall not be required to, offset its obligations under this Plan through the purchase of life insurance on the life of each Participant. Each Participant agrees to cooperate in the securing of life insurance on the Participant’s life by furnishing such information as the Corporation and the Insurance Company may require, taking such physical examinations as may be necessary and taking any other such action as may be requested by the Corporation and the Insurance Company to obtain such insurance coverage. If the Participant refuses to cooperate in the securing of life insurance, the Corporation shall have no further obligation under this Plan.

Interest of Participant. Neither the Participant nor any Beneficiary shall have any interest in any Policy purchased under Section 8.01 nor in any other assets of the Corporation. The Participant’s and Beneficiary’s only interest hereunder shall be the right to receive the benefits provided under the Plan. Nothing in this Plan shall be construed as the creation by the Corporation of an escrow account or trust fund or as any other form of asset segregation, it being the intention and understanding of the parties that the Corporation’s obligations under this Plan shall be unfunded and that the Participant and any Beneficiary shall, as to claims under this Plan, be no more than a general creditor of the Corporation.

Termination and Amendment

Termination and Amendment. The Board of Directors of the Corporation reserves in its sole and exclusive discretion the right at any time, and from time to time, to amend this Plan in any respect or terminate this Plan without restriction and without the consent of any Participant or Beneficiary; provided, however, that neither termination nor any amendment of the Plan may, without written approval of a Participant, reduce or terminate any benefit to or in respect of a Participant under this Plan.

Prior to January 1, 1984, the Corporation may revise the benefit amounts specified in a Director’s Deferred Compensation Agreement. However, such revision shall be subject to the Director and the Corporation both entering into a new Deferred Compensation Agreement reflecting the revised benefit amounts before January 1, 1984. The revised Agreement shall be effective as of the effective date of the initial Agreement. If the Director does not agree to enter into a revised Agreement, the initial Agreement shall be terminated as of the effective date of the initial Agreement, and the Corporation shall pay the deferred amount without interest to the Director as soon as practicable.

Miscellaneous Provisions

Nonalienation of Benefits. No benefits payable hereunder may be assigned, pledged, mortgaged or hypothecated and, to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same.

Withholding. Payments made by the Corporation under this Plan shall be subject to withholding at the time of such payment, as shall be required under any income tax or other law, whether of the United States or any other jurisdiction.

Gender and Number. The masculine pronoun wherever used herein shall include the feminine gender and the feminine the masculine, and the singular number as used herein shall include the plural and the plural the singular, unless the context clearly indicates a different meaning.

Titles and Headings. The titles to Articles and headings of Sections or subsections of this Plan are for convenience of reference and, in case of any conflict, the text of the Plan, rather than titles and headings, shall control.

Governing Law. The validity, construction and effect of the provisions of this Plan in all respects shall be governed and regulated according to and by the laws of-the Commonwealth of Virginia and to the extent the laws of the Commonwealth of Virginia are superseded by the laws of the United States of America.

Separability Clause. The invalidity or unenforceability of any provision of this Plan shall in no way affect the validity or enforceability of any other provision.

FIRST VIRGINIA BANKS, INC.

1986 DIRECTOR’S DEFERRED COMPENSATION PLAN

FIRST VIRGINIA BANKS, INC.

1986 DIRECTOR’S DEFERRED COMPENSATION PLAN

Table of Contents

Page
ARTICLE I

Purpose of the Plan - Effective Date
Section 1.01 - Purpose	4
Section 1.02 - Effective Date	4
ARTICLE II

Definitions
Section 2.01 - Beneficiary	4
Section 2.02 - Board of Directors	4
Section 2.03 - Committee	4
Section 2.04 - Corporation	4
Section 2.05 - Deferred Compensation Agreement	4
Section 2.06 - Director	4
Section 2.07 - Director’s Fees	4
Section 2.08 - Employee	4
Section 2.09 - Insurance Company	4
Section 2.10 - Officer	5
Section 2.11 - Participant	5
Section 2.12 - Plan	5
Section 2.13 - Plan Year	5
Section 2.14 - Policy	5
Section 2.15 - Reduction Period	5
Section 2.16 - Secondary Beneficiary	5
ARTICLE III

Administration
Section 3.01 - Administration	5
ARTICLE IV

Eligibility
Section 4.01 - Eligibility	6
ARTICLE V
Participation and Deferral

i

Section 5.01 - Participation	6
Section 5.02 - Deferral of Director’s Fees	6
ARTICLE VI

Benefits
Section 6.01 - Deferred Compensation Benefits	6
Section 6.02 - Survivor Benefits Before Payments Begin Under the Plan	7
Section 6.03 - Survivor Benefits After Payments Begin Under This Plan	7
Section 6.04 - Change in Control	7
ARTICLE VII

Discretionary Purchase of Policies
Section 7.01 - Discretionary Purchase of Policies	8
Section 7.02 - Interest of Participant	8
ARTICLE VIII

Termination and Amendment
Section 8.01 - Termination and Amendment	8
ARTICLE IX

Miscellaneous Provisions
Section 9.01 - Nonalienation of Benefits	8
Section 9.02 - Withholding	8
Section 9.03 - Gender and Number	9
Section 9.04 - Titles and Headings	9
Section 9.05 - Governing Law	9
Section 9.06 - Separability Clause	9

ii

FIRST VIRGINIA BANKS, INC.

1986 DIRECTORS’ DEFERRED COMPENSATION PLAN

Purpose of the Plan - Effective Date

Purpose. The purpose of this Plan is to provide each eligible Director of First Virginia Banks, Inc. with the opportunity to receive deferred compensation and to provide for the payment of survivor benefits in the event of his death before the date on which deferred compensation payments are scheduled to commence under the Plan. An additional purpose is to establish a method of paying Director’s compensation that will aid First Virginia Banks, Inc. in continuing to attract and retain as members of its Board of Directors persons whose abilities, experience and judgment can contribute to the continued progress of First Virginia Banks, Inc.

Effective Date. This Plan shall be effective January 1, 1986.

Definitions

Beneficiary. Shall mean the person or persons designated by a Participant in a Designation of Beneficiary Form filed with the Corporation’s Secretary to receive payments under the Plan after the Participant’s death.

Board of Directors. Shall mean the Board of Directors of the Corporation, sometimes referred to as the Board.

Committee. Shall mean the Executive Committee of the Board.

Corporation. Shall mean First Virginia Banks, Inc. and its successors and assigns.

Deferred Compensation Agreement. Shall mean a written agreement between a Participant and the Corporation, pursuant to which a Participant agrees to a deferral of his Director’s Fees and the Corporation agrees to pay deferred compensation (or a survivor benefit) in accordance with the terms of the Plan and the agreement.

Director. Shall mean a regular member of the Board.

Director’s Fees. Shall mean any compensation, whether for Board meetings, committee meetings or otherwise, earned for services rendered to the Corporation by a Director in any capacity as an individual during a particular Plan Year in which he is a Participant, but includes only compensation earned during those Plan Years designated in his Deferred Compensation Agreement.

Employee. Shall mean an individual who is employed by the Corporation or any of its subsidiaries and who is on the payroll of the Corporation or a subsidiary.

Insurance Company. Shall mean any legal reserve life insurance company which shall issue a Policy in accordance with Article VII of this Plan.

Officer. Shall mean an Officer of the Corporation, or any of its subsidiaries, as the term Officer is defined in the bylaws or governing resolutions of the Corporation or any applicable subsidiary.

Participant. Shall mean a Director who is eligible and becomes covered under Articles IV and V of this Plan.

Plan. Shall mean the Corporation’s 1986 Directors’ Deferred Compensation Plan as set forth herein and as it may be amended from time to time.

Plan Year. Shall mean a twelve (12) consecutive month period which shall begin on January 1 and end on December 31.

Policy. Shall mean any life insurance policy purchased by the Corporation on the life of a Participant.

Reduction Period. Shall mean a period of five (5) consecutive Plan Years, the first period beginning January 1,1986 and ending on December 31, 1990.

Secondary Beneficiary. Shall mean the person or persons designated by a Participant in a Designation of Beneficiary Form filed with the Corporation’s Secretary to receive payments under the Plan if the Participant’s primary Beneficiary should predecease Participant.

Administration

Administration. This Plan will be administered by and under the direction of the Committee. The Committee shall adopt, and may from time to time modify or amend, such rules and guidelines consistent herewith as it deems necessary or appropriate for carrying out the provisions and purposes of the Plan, which, upon its adoption and so long as in effect, shall be deemed a part hereof to the same extent as if set forth in the Plan (hereinafter referred to as the “Administrative Guidelines”). If any matter pertaining to the individual participation of a member of the Committee comes up for action of the Committee, that member shall be disqualified to act upon the particular matter, which matter shall be resolved by the remaining members of the Committee. Any interpretation and construction by the Committee of any provision of, and the determination of any question arising under, the Plan, the Administrative Guidelines, and any Deferred Compensation Agreement under the Plan, shall be final and conclusive.

The Corporation shall maintain accurate bookkeeping accounts with respect to each Participant’s Compensation credited and deferred under his Deferred Compensation Agreement.

Eligibility

Eligibility. Each Director who is not a current Employee of the Corporation or of a subsidiary of the Corporation, who satisfies such medical requirements as the Committee may impose, and who enters into a Deferred Compensation Agreement, shall be eligible to participate in the Plan.

Participation and Deferral

Participation. An eligible Director may become a Participant by completing a Deferred Compensation Agreement and filing it with the Corporation’s Secretary prior to the beginning of a Plan Year. The effective date of participation will be the first day of the Plan Year after the Deferred Compensation Agreement has been filed. In the Deferred Compensation Agreement, the Participant must indicate (a) the amount of Director’s Fees the Participant wishes to defer (which must be at least One Thousand Dollars ($1,000), and must be in multiples of One Thousand Dollars ($1,000)), and (b) the three specific Plan Years during the Reduction Period the Participant wishes to defer. A Participant may redesignate the three specific Plan Years during the Reduction Period in which he wishes to defer by entering into a new Deferred Compensation Agreement and redesignating the new Plan Years on the new Deferred Compensation Agreement, provided, however, that the new Deferred Compensation Agreement is executed prior to the beginning of a redesignated Plan Year. In this case, the new Deferred Compensation Agreement would amend the old Agreement. Otherwise, the Deferred Compensation Agreement is irrevocable and may not be amended prior to the completion of the deferrals.

A Participant may increase the amount deferred by entering into a new Deferred Compensation Agreement for the increase amount, subject to approval of the Committee. Execution of a new Deferred Compensation Agreement will result in a new Reduction Period for the increased deferral amount. A new Deferred Compensation Agreement will be in addition to, and not supersede, any existing Deferred Compensation Agreement. Participation in the Plan will be determined separately for each Deferred Compensation Agreement.

Deferral of Director’s Fees. The Corporation shall defer payment of the Participant’s Director’s Fees in the manner and amount as stated in his Deferred Compensation Agreement. Deferrals shall cease automatically once a Participant has deferred his Director’s Fees for the total amount specified in his Deferred Compensation Agreement.

Benefits

Deferred Compensation Benefits. Provided that a Participant is living and has made sufficient deferrals for at least one Plan Year, he shall be entitled to the benefit equal to the amount specified in his Deferred Compensation Agreement multiplied by the ratio (expressed to the nearest thousandth of a percent) of (a) the amount of deferrals the Participant has made pursuant to the terms of his Deferred Compensation Agreement to (b) the total amount of deferrals the Participant agreed to make in his Deferred Compensation Agreement. This amount shall be payable by the Corporation in fifteen (15) equal payments. The first payment shall be made on the later of (a) the first day of the month following the last day of the Reduction Period, or (b) the first day of the month following the Director’s sixty-fifth (65th) birthday, and subsequent payments shall be made on the same day of each subsequent year.

Termination of Participation. A Participant’s participation will be terminated under the Plan only by Participant’s failure to complete deferrals for the first Plan Year designated by Participant in his Deferred Compensation Agreement as the first Plan Year to defer, for any reason other than death. If a Participant’s participation is terminated, then he shall receive a lump sum payment of the total amount of his Director’s Fees deferred within sixty (60) days after the first day of the month following his termination of participation and shall not be entitled to any of the benefits under this Plan. The effective date of termination shall be the date that the Participant’s status as a Director is terminated prior to completing deferrals for at least one Plan Year; otherwise the date of termination shall be the first date of the next Plan Year following the first Plan Year designated by Participant as the first Plan Year to defer.

Survivor Benefits Before Payments Begin Under the Plan. Provided that a Participant’s participation in the Plan has not been terminated and Participant has not been paid any deferred compensation benefits under Section 6.01 of this Plan, then, upon Participant’s death, Participant’s Beneficiary (or Secondary Beneficiary, as the case may be) shall be entitled to receive the survivor benefits specified in the Participant’s Deferred Compensation Agreement. This amount shall be payable by the Corporation in fifteen (15) equal payments. The first payment shall be made as of the first day of the second month following the Participant’s death and subsequent payments shall be made on the same day of each subsequent year.

Survivor Benefits After Payments Begin Under This Plan. If a Participant should die after having been paid at least one payment under Section 6.01 of this Plan, the Participant’s Beneficiary (or Secondary Beneficiary, as the case may be) shall be entitled to receive the remaining payments payable to Participant under Section 6.01 at the same time and in the same manner as Participant would have received them.

If Participant’s Beneficiary (or Secondary Beneficiary) should die after having been paid at least one payment of survivor benefits, then the remaining survivor benefits shall be paid pursuant to the Last Will and Testament of the said Beneficiary (or Secondary Beneficiary) or in the absence of such a Will being admitted to probate within one year from the date of death, then to the Personal Representative of the said Beneficiary (or Secondary Beneficiary). Such payments shall be made at the same time and in the same manner as said Beneficiary (or Secondary Beneficiary) would have received them.

Discretionary Purchase of Policies

Discretionary Purchase of Policies. The Corporation may, but shall not be required to, offset its obligations under this Plan through the purchase of life insurance on the life of each Participant. Each Participant agrees to cooperate in the securing of life insurance on the Participant’s life by furnishing such information as the Corporation and the Insurance Company may require, taking such physical examinations as may be necessary and taking any other such action as may be requested by the Corporation and the Insurance Company to obtain such insurance coverage. If the Participant refuses to cooperate in the securing of life insurance, the Corporation shall have no further obligation under this Plan.

Interest of Participant. Neither the Participant nor any Beneficiary shall have any interest in any Policy purchased under Section 7.01 nor in any other assets of the Corporation. The Participant’s and Beneficiary’s only interest hereunder shall be the right to receive the benefits provided under the Plan. Nothing in this Plan shall be construed as the creation by the Corporation of an escrow account or trust fund or as any other form of asset segregation, it being the intention and understanding of the parties that the Corporation’s obligations under this Plan shall be unfunded and that the Participant and any Beneficiary shall, as to claims under this Plan, be no more than a general creditor of the Corporation.

Termination and Amendment

Termination and Amendment. The Board of Directors of the Corporation reserves in its sole and exclusive discretion the right at any time, and from time to time, to amend this Plan in any respect or terminate this Plan without restriction and without the consent of any Participant, Beneficiary, or Secondary Beneficiary, provided, however, that neither termination nor any amendment of the Plan may, without written approval of a Participant, reduce or terminate any benefit to or in respect of a Participant under this Plan.

Miscellaneous Provisions

Nonalienation of Benefits. No benefits payable hereunder may be assigned, pledged, mortgaged or hypothecated and, to the extent permitted by law, no such benefits shall be subject to legal process or attachment for the payment of any claims against any person entitled to receive the same provided, however, that nothing herein shall be deemed to affect the rights of the Participant’s Beneficiary (or Secondary Beneficiary) to appoint the same by his or her Last Will and Testament.

Withholding. Deferrals by a Participant under this Plan and payments made by the Corporation under this Plan shall be subject to withholding at the time of such deferral or payment, as shall be required under any income tax or other law, whether of the United States or any other jurisdiction.

Gender and Number. The masculine pronoun wherever used herein shall include the feminine gender and the feminine the masculine, and the singular number as used herein shall include the plural and the plural the singular, unless the context clearly indicates a different meaning.

Titles and Headings. The titles to Articles and headings of Sections or subsections of this Plan are for convenience of reference and, in case of any conflict, the text of the Plan, rather than titles and headings, shall control.

Governing Law. The validity, construction and effect of the provisions of this Plan in all respects shall be governed and regulated according to and by the laws of the Commonwealth of Virginia and to the extent the laws of the Commonwealth of Virginia are superseded by the laws of the United States of America.

Separability Clause. The invalidity or unenforceability of any provision of this Plan shall in no way affect the validity or enforceability of any other provision.